EXHIBIT 99.1

December 2007 Roadshow Presentatio n Investor Presentation January 2008

This presentation contains several statements about management's current expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including risks and uncertainties that relate specifically to our recent acquisition of D3 Technologies, Inc., such as: (i) the D3 business will not be integrated successfully into LMI; (ii) the risk that the expected benefits of the acquisition may not be realized; and (iii) difficulties, costs or delays in implementing common internal controls, disclosure controls, systems and procedures. Please refer to the discussion contained under the heading "Risk Factors" under item 1A of our annual report on Form 10-K for the year ended December 31, 2006 for more details. Safe Harbor Statements

Senior Management CEO and President of LMI since 1984 Previously served as Executive Vice President with Associated Transports, Inc. Ronald S. Saks CEO, President & Director Ryan Bogan President, CEO & Director D3 Technologies Lawrence E. Dickinson Chief Financial Officer and Secretary CFO of LMI since 1993 Previously served as a Financial Analyst and Controller for LaBarge, Inc. from 1984 to 1993 President, CEO and Director of D3 Technologies since 2001 Previously served as Director of Business Development and COO at D3 Technologies

Business Overview LMI Aerospace, Inc. is a leading provider of design engineering services, structural components, assemblies and kits to the aerospace, defense and technology industries Produces more than 30,000 aerospace parts, kits and assemblies for integration into a variety of civilian and military aircraft platforms Supports both military and commercial aircraft lifecycles, from conceptual design, analysis and certification through production support, fleet support and service life extensions with over 350 qualified engineers 17 facilities in 12 cities Successfully integrated seven acquisitions since 1996 2007E revenue of $167 to $170 million 2008E revenue of $241 to $259 million

737 Winglet Housing Gulfstream Fuselage Kit Sikorsky Helicopter Cabin Assembly Wing Leading Edge Superior reputation for quality and on-time delivery Leading Provider of Assemblies, Kits and Components Rotorcraft Machined Components Gun Assembly Components

767 Tanker Wing and Fuselage Boeing 787 Structural and Systems Design Airbus A330 Wing Boeing Dreamlifter Structural and Systems Design Well positioned on both commercial and military platforms Well positioned on both commercial and military platforms D3 Acquisition Adds Design Engineering Services F-35 Wing and Fuselage F-18 Program Management

LMI is positioned as a "turnkey" aerospace systems provider Strengthens LMI's current customer relationships Potential access to Airbus with combined capabilities Capitalizes on accelerating trend toward OEM outsourcing of complex aircraft development projects Enhances the depth of LMI's management and engineering team Employs over 350 highly skilled engineers Adds additional 787 program participation and unique composite materials engineering expertise D3 Engineering LMI Manufacturing LMI / D3 Design-Build Services Strategic Benefits of the D3 Combination

Wichita Auburn Sun Valley Tulsa St. Louis Vista Irving Savannah Mexicali Machining Forming Distribution HQ Processing Design Mukilteo Dallas Greenville Washington San Diego Geographic Locations

Strong Relationships with OEMs & Tier 1s Long-term agreements with blue-chip customers

Combined D3 / LMI program management processes fully support program lifecycles Expansion of assembly capability and planned move into high speed machining Expertise with composite and other non-metal technologies LMI / D3 Design-Build Strategy Design Phase D3 PMO Lead LMI Adv Projects Lead Transition to Production Phase Sustaining Program LMI Operations Lead

LMI / D3 Design-Build Case Study Opportunity Approach Solution Integrated LED Aft Navigation & Anti-collision Light Assembly Integrated LED Taxi Light Assembly Integrated LED Wing Tip Navigation, Taxi & Anti-collision Light Assembly Customer was unable to integrate legacy exterior lighting components into its new corporate jet, due to space constraints D3 applied its in-house design and integration expertise to develop a solution for each light, utilizing cutting-edge LED technology LMI applied its in-house manufacturing expertise and existing supply chain to develop a manufacturing plan and product pricing for each lighting solution

LMI / D3 Design-Build: Key Points Base business of D3 and LMI will continue to grow Financial capability has been enhanced as capital markets are available to raise equity and secure debt Use of financial capability to acquire complementary businesses and invest in new programs Technical design and manufacturing capability exists to be able to provide turnkey design build projects LMI and D3 program management organizations are being aligned to provide effective project management from proposal stage to sustaining manufacturing stage Design-Build of metallic and non-metallic structures is our primary strategy for future growth

Revenue Diversification Across Aerospace Sectors LMI applies its capabilities across multiple customers and aircraft platforms Aerostructures 2007 Engineering Services 2007 Notes: Engineering split based upon revenue since acquisition of D3 Technologies on July 31, 2007

Domestic and international demand is expected to remain strong Demand for aircraft driving new product development Source: Wall Street Research. Global Business Jet Deliveries Jet Deliveries of LMI Aerospace Customers LMI Aerospace customers include Bombardier and Gulfstream. 2003 - 2008 CAGR = 22% 2003 - 2008 CAGR = 19% Business Jet Market

Manufacturing Fuselage Skins and Components Wing Skins and Components Leading Edges Structural Sheet Metal & Extruded Components Detail Interior Components Design Engineering Services Wing/Wingbox Design Winglet Design Systems Design and Integration Certification Planning and Support Tool Design and Fabrication G-150 G-450 G-550 Design Engineering Provider of Business Jet Components and Services

Production rates growing for the foreseeable future Growth in commercial air travel is driving aircraft sales Expected increase from 2.7 trillion RPMs in 2007 to 3.2 trillion RPMs in 2010 Demand for lighter and more fuel efficient aircraft driving product development Large Commercial Aircraft Deliveries Commercial Aircraft Market Source: Wall Street Research.

Provides Parts and Services to All Major Boeing Models

- Manufacturing
  - Fuselage Skins and Components
  - Wing Skins and Components
  - Leading Edges
  - Winglet Leading Edge
  - Door Components
  - Cockpit Window Frames
- Design Engineering Services
  - Wing/Wingbox Design
  - Fuselage/Empennage Design
  - Composite Design Expertise
  - Systems Design and Integration
  - Weight Improvement Design
  - Tool Design and Fabrication


767
767


777


767 Wing Mod


787


737
737


747
747

16 | LMI AEROSPACE PROPRIETARY
LMI AEROSPACE, INC.

Military Market

- Demand for military aircraft driven by high utilization levels and aging fleet
- Strong growth for rotorcraft also driven by need for force mobility
- Engineering services for military aircraft programs driven by upgrades, maintenance, modification and new aircraft development

Defense Aircraft Procurement Budget



$ in billions
$45
$40
$35
$30
$25
$20
2006 – 2010 CAGR = 11%
$25
$26
$29
$34
$38
2006
2007
2008
2009
2010

Source: FY07 Greenbook, FY08 Budget Request, & Wall Street Research.

Black Hawk Production - # of Units



180
150
120
90
60
30
0
2007 – 2010 CAGR = 19%
87
114
125
148
2007
2008
2009
2010

Source: The Teal Group, August 2007.

17 | LMI AEROSPACE PROPRIETARY

LMI AEROSPACE, INC.

Manufacturing Helicopter Components Helicopter Assemblies Housings and Assemblies for Gun Turrets Design Engineering Services Wing/Wingbox Design Fuselage/Empennage Design Composite Design Expertise Systems Design and Integration Weight Improvement Design Tool Design and Fabrication Rapid Prototyping and Test Avionics and Tactical Software Development AH-64 F-35 F-18 UH-60 Provider of Military Assemblies, Components and Design Engineering Services

Leverage strong customer relationships Pursue design-build opportunities Expand value-added services and solutions Expand into more complex metal and non-metal technologies Invest in production efficiencies and capacity Pursue strategic acquisitions Growth Strategy

Revenue & Gross Profit Margin $ in millions Note: 2007E and 2008E midpoint of guidance as of 12/21/2007. $ in millions Guidance Strong Financial Performance

Strong balance sheet and cash flows provide significant debt capacity for growth $80 million credit facility with a $40 million accordion feature EBITDA & EBITDA Margin $ in millions Growing EBITDA and Solid Balance Sheet Notes: 2007 and 2008 EBITDA estimates are based upon mid-point of guidance ranges EBITDA includes amortization of restricted stock awards

Investment Highlights Leading supplier across diversified, growing aerospace markets Favorable aerospace industry dynamics Preferred supplier to aircraft OEMs & Tier 1s Broad array of design engineering services, manufacturing capabilities and value-added services Culture of continuous improvement Experienced management team with a proven track record Defined growth strategy